SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]  Definitive Information Statement

SUN WORLD PARTNERS INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies: ________________

(2)

Aggregate number of securities to which transaction applies: ________________

(3)

Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________

(4)

Proposed maximum aggregate value of transaction: ________________________

(5)

Total fee paid: _____________________________________________________

[  ]   Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: ____________________________________________

(2)

Form, Schedule or Registration Statement No.: ___________________________

(3)

Filing Party:  ______________________________________________________

(4)

Date Filed:  _______________________________________________________

TABLE OF CONTENTS

INFORMATION STATEMENT

1

OUTSTANDING SHARES AND VOTING RIGHTS

2

AMENDMENT TO THE ARTICLES OF INCORPORATION

3

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

3

PROPOSALS BY SECURITY HOLDERS

3

OWNERSHIP OF THE COMPANY’S COMMON STOCK BY DIRECTORS

AND EXECUTIVE OFFICERS

4

OWNERSHIP OF THE COMPANY’S COMMON STOCK BY 5% SHAREHOLDERS

4

HOUSEHOLDING

5

ADDITIONAL INFORMATION

5

EXHIBIT A

i

SUN WORLD PARTNERS, INC.

1530 9th Ave S.E.,

Calgary, Alberta

Canada T2G-0T7

INFORMATION STATEMENT

(Preliminary)

We are furnishing this information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) in connection with certain actions to be taken by Sun World Partners, Inc.  (the “Company”), pursuant to the written consent dated October 28, 2008, of the shareholders of the Company holding a majority of the outstanding shares of the Company’s  common stock, par value $0.001 per share (the “Common Stock”) on October 28, 2008 (the “Record Date”).

This Information Statement is being mailed on or about November 15, 2008, to shareholders of record on October 28,  2008.  The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.  The action shall be taken on or about December 5, 2008, or approximately 20 days after we mail this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Tom Zapatinas

Tom Zapatinas, Chief Executive Officer

Calgary, Alberta, Canada

October 29, 2008

SUN WORLD PARTNERS, INC.

a Nevada corporation

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY, DATED OCTOBER 28, 2008

Dear Shareholders:

NOTICE IS HEREBY GIVEN that pursuant to the written consent of shareholders holding a majority of our outstanding shares of Common Stock, the following action will be taken:

•

Our Articles of Incorporation will be amended to change our name from Sun World Partners, Inc.  to PreAxia Health Care Payment Systems Inc.

Such action will be taken on or about December 5, 2008.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, our authorized capitalization consisted of 75,000,000 shares of Common Stock, of which 15,750,000 shares were issued and outstanding as of the Record Date.  Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to approve the Amendment to the Articles of Incorporation.  The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

Our Board of Directors, by unanimous consent resolution, on October 22, 2008, approved the change of name of the Company to PreAxia Health Care Payment Systems Inc.  By action of written consent, dated October 28, 2008, holders of a total of 9,500,000 outstanding shares of our Common Stock, which number of shares represents a majority of our outstanding shares, voted in favor of the foregoing proposal.  As a result, adoption of the Amendment to the Articles of Incorporation was approved, and no other shareholder consents will be solicited in connection with this Information Statement.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE INCREASE IN THE AUTHORIZED CAPITAL AND THE ESTABLISHMENT OF PREFERRED STOCK OF THE COMPANY.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

AMENDMENT TO THE ARTICLES OF INCORPORATION

General

On October 22, 2008, our Board of Directors approved an amendment to our Articles of Incorporation to change the name of the Company to PreAxia Health Care Payment Systems Inc.  The officers of the Company recommended the name change. On October 28, 2008, holders of a majority of our outstanding Common Stock as of the Record Date approved the amendment to our Articles of Incorporation to change the name of the Company to PreAxia Health Care Payment Systems Inc.  The full text of the Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A.

Our Board of Directors believe it is in the best interests of the Company to so as to better reflect the ongoing business of the Company.

Effective Date of the Amendment

The name change of the Company will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing proposal may not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders.  We anticipate filing the Certificate of Amendment on or about the close of business on December 5, 2008.

Dissenters' Rights of Appraisal

Under the General Corporation Law of the State of Nevada, our shareholders are not entitled to appraisal rights with respect to the increase in the authorized shares, and we will not independently provide shareholders with any such right.

INTEREST OF CERTAIN PERSONS IN OR

OPPOSITION TO MATTERS TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.  None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

OWNERSHIP OF THE COMPANY’S COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of October 28, 2008, the shares of the Company’s Common Stock beneficially owned by each director (including each nominee), by each of the executive officers and by all directors and executive officers as a group.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

Common	Tom Zapatinas 3212 – 14 Avenue SW Calgary, Alberta T3C 0X3 President, Secretary and Director	9,000,000 common shares held directly	57.14%
Common	Ron Lizee(2) #202, 3550 Taylor Street East Saskatoon, Saskatchewan S7H 5H9 Chief Financial Officer and Directors	100,000 common shares held indirectly	0.63%
Common	All Officers and Directors as a group	Common shares	57.77%

Notes
(1)	Based upon 15,750,000 issued and outstanding shares of common stock as of October 28, 2008.
(2)	These shares are held by Mr. Lizee’s wife, Johanne Lizee. Mr. Lizee disclaims any voting power or beneficial ownership.

OWNERSHIP OF THE COMPANY’S COMMON STOCK BY 5% SHAREHOLDERS

The following table sets forth information, as of October 28, 2008, with respect to the beneficial ownership of the Company’s Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock.  Information is also provided regarding beneficial ownership of common stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable 5% shareholders have the right to exercise in the next 60 days) are exercised and additional shares of common stock are issued.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Tom Zapatinas 3212 – 14 Avenue SW Calgary, Alberta T3C 0X3 President, Secretary and Director	9,000,000 common shares held directly	57.14%%
Common	Spyros Tsoukalis Grammatikou Mesologiou Aitoloakarnanias Greece T.K. 30015	825,000 common shares held directly	5.23%
Common	Elias Tsoukalis Grammatikou Mesologiou Aitoloakarnanias Greece T.K. 30015	813,033 common shares held directly	5.16%

Notes (1)	Based upon 15,750,000 issued and outstanding shares of common stock as of August 31, 2008.

HOUSEHOLDING

Effective as of December 4, 2000, the Securities and Exchange Commission adopted amendments to its proxy rules under the Exchange Act permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Company is otherwise advised by the shareholders.  “Householding” as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Company’s printing and mailing costs.

If you received multiple copies of this information statement and, in the future, wish to receive only a single copy, we will send it to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to c/o International Securities Group Inc., 1530 9th Ave S.E., Calgary, Alberta, Canada T2G 0T7.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, we will send them to you upon your written request, forwarded to the attention of the Company’s Corporate Secretary by mail to c/o International Securities Group Inc., 1530 9th Ave S.E., Calgary, Alberta, Canada T2G 0T7.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2008, including the financial statements and financial statement schedule information included therein, as filed with the Securities and Exchange Commission.  You are encouraged to review the Annual Report together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information.

By Order of the Board of Directors

/s/ Tom Zapatinas

Tom Zapatinas, Chief Executive Officer

Calgary, Alberta, Canada

October 29, 2008

EXHIBIT A

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684-5708

Website:  www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS. 78.385 and 78.390)

USE BLACK INK ONLY

- DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate Of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 AND 78.390-After Issuance of Stock)

1.

Name of corporation:

Sun World Partners, Inc.

2.

The articles have been amended as follows (provide article numbers, if available):

ARTICLE ONE.

NAME OF CORPORATION:

PreAxia Health Care Payment Systems Inc.

3.

The vote by which the stockholders holding shares in the Corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation * have voted in favor of the amendment is:

9,500,000

4.

Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5.

Signature (required):   x

/s/ Tom Zapatinas

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After

Revised: 7-1-08